UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 9, 2018

LOLA ONE ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-55804	82-1433756
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

2255 Glades Road, Suite 324A
Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

(561) 989-2208

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 9, 2018 (the “Issuance Date”), Lola One Acquisition Corporation (the “Company”) entered into a subscription agreement (the “Subscription Agreement”) with an accredited investor (the “Investor”), pursuant to which the Company sold and the Investor purchased a pre-funded common stock purchase warrant to purchase up to 400,000 shares of common stock of the Company (the “Warrant”) for $10,000. The Warrant is exercisable at any time after the Issuance Date for a nominal exercise price per share of $0.0001. The Warrant may not be exercised and shares of the Company’s common stock may not be issued under the Warrant if, after giving effect to the issuance, the Investor, together with its affiliates, would beneficially own in excess of 4.99% of the Company’s outstanding shares of common stock. At the Investor’s option, the ownership limitation blocker may be raised or lowered to any other percentage not in excess of 9.99% except that any raise will only be effective upon 61-days’ prior notice to the Company.

The above discussion does not purport to be a complete description of the Subscription Agreement and the Warrant described in this Current Report on Form 8-K (this “Current Report”) and it is qualified in its entirety by reference to the full text of such documents, which are attached as exhibits to this Current Report and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Current Report is hereby incorporated by reference into this Item 3.02.

The Warrant and the shares of common stock issuable upon exercise of the Warrant were offered and sold pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Investor represented to the Company that the Investor is an “accredited investor” as defined in Regulation D of the Securities Act and that the Warrant and the shares of Common Stock issuable thereunder are being acquired solely for the Investor’s own account and for investment purposes and not with a view to the future sale or distribution of any such securities by the Investor. Appropriate legends will be affixed to the Warrant and the shares of common stock issuable thereunder upon issuance.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

4.1*	Form of Warrant issued to the Investor.
10.1*	Form of Subscription Agreement.

* Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOLA ONE ACQUISITION CORPORATION

Dated: April 12, 2018	By:	/s/ Ian Jacobs
Ian Jacobs Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

4.1*	Form of Warrant issued to the Investor.
10.1*	Form of Subscription Agreement.

* Filed herewith.

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